Supplement to the
Strategic Advisers® Income Opportunities Fund
April 29, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure and/or to manage liquidity.
The following information supplements information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
SRQ-SUSTK-0923-102 1.9879810.102	September 18, 2023